POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.



                                    /s/  WILLIAM E. BRADFORD
                                   ------------------------------------
                                   William E. Bradford
                                   Chief Executive Officer and Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                /s/   B. D. ST. JOHN
                             -----------------------------------
                             B. D. St. John
                             Vice Chairman of the Board and Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                       /s/  LAWRENCE S. EAGLEBURGER
                                   ------------------------------------
                                   Lawrence S. Eagleburger
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                      /s/  RAWLES FULGHAM
                                   ------------------------------------
                                   Rawles Fulgham
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                      /s/  JOHN A. GAVIN
                                   ------------------------------------
                                   John A. Gavin
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                      /s/ RAY L. HUNT
                                   ------------------------------------
                                   Ray L. Hunt
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 28th day of February, 1996.


                                      /s/  J. LANDIS MARTIN
                                   ------------------------------------
                                   J. Landis Martin
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                      /s/  JOHN J. MURPHY
                                   ------------------------------------
                                   John J. Murphy
                                   Chairman of the Board and Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.

                                      /s/  LIONEL H. OLMER
                                   ----------------------------------
                                   Lionel H. Olmer
                                   Director





                                  POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of $400,000,000 of Debt Securities of Dresser Industries, Inc., which may be offered or sold from time to time: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 27th day of February, 1996.


                                      /s/  JAY A. PRECOURT
                                   ------------------------------------
                                   Jay A. Precourt
                                   Director